SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) (July 31, 2000)
                                                 ---------------

                           UNITED WATER RESOURCES INC.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                        1-858-6              22-2441477
(State or Other Jurisdiction             (Commission           (IRS Employer
     of Incorporation)                  File Number)        Identification No.)

200 Old Hook Road, Harrington Park, New Jersey                          07640
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code            (201) 784-9434
                                                  ------------------------------

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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.           Other Events.

     United Water Resources ("UWR") publicly announced the completion of its merger with and into LAH Acquisition Co. ("LAH Acquisition"), a wholly owned subsidiary of Lyonnaise American Holding, Inc. ("LAH"), in a press release dated July 26, 2000. UWR, LAH, LAH Acquisition and Suez Lyonnaise des Eaux, a French societe anonyme ("SLDE"), are parties to an Agreement and Plan of Merger, dated as of August 20, 1999 (the "Merger Agreement"), pursuant to which UWR has merged with and into LAH Acquisition, and UWR has become a wholly owned subsidiary of LAH, with UWR as the surviving company (the "Surviving Company"). Effective as of July 27, 2000, each issued and outstanding share of common stock, no par value, of UWR (the "Common Stock") (other than Common Stock held by (1) UWR, (2) LAH, or (3) certain affiliates of LAH) was converted into the right to receive $35.00 in cash, without interest, and each issued and outstanding share of Series A Cumulative Convertible Preference Stock, no par value, of UWR (the
"Preference  Stock") (other than  Preference  Stock held by (1) UWR, (2) LAH, or
(3) certain affiliates of LAH) was converted into the right to receive $29.17 in cash, without interest. As a result of the Merger, LAH beneficially owns 100% of the equity interest of the Surviving Company. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The press release filed as an exhibit hereto contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are subject to various risks and uncertaisnties. For a discussion of factors that could cause actual results to differ materially from those projected in the forward-looking statements, see the Note to subsection (A) of Item 1, and the subsection entitled "Prospective Information" of Item 7, in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNITED WATER RESOURCES INC.

Dated: July 31, 2000
                                               By: /s/ Donald Correll
                                               Name: Donald Correll
                                               Title: Chief Executive Officer


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                                  Exhibit Index

Exhibit Number      Description

99.1                Press Release of United Water  Resources Inc. issued on July
                    [26], 2000.








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